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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    May 4, 2005
                                                    ------------

                                POWER2SHIP, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)

        Nevada                     000-25753                   87-0449667
-----------------------         --------------                ------------
(State or other jurisdiction     (Commission                 (IRS Employer
     of incorporation)            File Number)             Identification No.)

         903 Clint Moore Road, Boca Raton, Florida               33487
         -----------------------------------------             ---------
          (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code          561-998-7557
                                                            ------------

          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

     On May 4, 2005, we issued a press release announcing our preliminary consolidated revenue for the quarterly period ended March 31, 2005 and for the month of April 2005 and disclosing the approximate increases in our consolidated revenue from the comparable periods during 2004. The 2005 quarterly and monthly revenues disclosed in the press release are preliminary, internally-prepared figures that are subject to adjustment. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits

(a)     Financial Statements of Businesses Acquired.

        None

(b)     Exhibits

        99.1     Press Release dated May 4, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        POWER2SHIP, INC.


Date:  May 4, 2005                      By:  /s/ Richard Hersh
                                             -----------------
                                             Richard Hersh,
                                             Chief Executive Officer